AMENDMENT TO LEASE AND OPTION AGREEMENT FOR PURCHASE AND SALE OF MINING PROPERTIES

THIS AMENDMENT TO LEASE AND OPTION AGREEMENT FOR PURCHASE AND SALE OF MINING PROPERTIES ("Amendment"), dated effective as of October 1, 2013 ("Amendment Date"), is by and between **David Cooper Knight, as Trustee of the David C. and Debra J. Knight Living Trust dated December 20, 1995**, with an address of 109 Fir Street, Elko, Nevada 89801-3023 ("Seller"), and **Timberline Resources Corporation**, a Delaware corporation, with an address of 101 E Lakeside Avenue, Coeur d'Alene, Idaho 83814 "Buyer").

Recitals

A. Buyer and Seller entered into that certain Lease and Option Agreement for Purchase and Sale of Mining Properties, dated August 15, 2013 ("Agreement") relating to unpatented mining claims located in Clark, Eureka, Mineral and Lander Counties, Nevada.

B. By Agreement, dated September 19, 2013 ("WFW Agreement"), WFW Resources, LLC has agreed to convey to Seller all of its right, title and interest in the following described unpatented mining claims located in Kobeh Valley, Eureka County, Nevada (the "WFWKV Claims"):

Claim Name	BLM Nos.	County Doc. No.	Book	Page
WFWKV 1 through 6	956324 through 956329	209858 through 209863	458	327-332
WFWKV 7 through 51	962522 through 962566	210384 through 210428	461	84-128
WFWKV 52 through 53	966547 through 966548	210824 through 210825	465	194-195
WFWKV 54 through 71	968761 through 968778	210959 through 210976	466	159-176
WFWKV 72 through 104	966567 through 966599	210844 through 210876	465	214-246

C. Seller and Buyer now desire to amend the Agreement to add the WFWKV Claims to Schedule A to the Agreement to be included as part of the Mining Properties thereunder. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings assigned to them in the Agreement.

Amendment

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Mining Properties. The Agreement is hereby amended to include the WFWKV Claims as part of the Mining Properties thereunder, including any and all after-acquired interest of Seller in and to the WFWKV Claims. Any and all references in the Agreement, as amended by this Amendment, to the Mining Properties shall be a reference to both the Mining Properties listed on Schedule A to the Agreement and the WFWKV Claims.

2. Consideration.

a. In consideration for the inclusion of the WFWKV Claims under the Agreement as provided in Section 1 of this Amendment and such other agreements and covenants as contained herein, Buyer hereby agrees to issue to Seller two hundred thousand (200,000) shares in the capital stock of Buyer ("Shares"). The Shares shall be issued to Seller within thirty (30) days of the Amendment Date of this Amendment, provided that, in the event that regulatory approval of this Amendment has not been obtained or the Shares have not been approved for issuance as required by applicable Law or the rules or policies of the NYSE MKT or TSX Venture Exchange on or before thirty (30) days of the Amendment Date, then Buyer shall have the right to automatically extend such Share Issuance Date by an additional forty-five (45) days. The date the Shares are issued to Seller as provided hereunder is referred to as the "Share Issuance Date".

DCK

b. As of the Amendment Date, Seller hereby represents and warrants to Buyer's those certain representations and warranties contained in Sections 8.1(h) through (l) of the Agreement with respect to the Shares to be issued under Section 2.a of this Amendment.

c. Buyer shall issue the Shares to the Seller for the sole benefit of Seller. Seller shall, at the option of Buyer, execute such receipts and disclosure documents as Buyer or its counsel reasonably deem necessary or required as a condition to receiving a Shares. Buyer shall have no obligation to issue Shares to any party other than Seller, provided, however, that for any transfer of rights to receive Shares that meets the requirements of Article IX of the Agreement, Buyer shall have no obligation to recognize the purported transferee of Seller's rights until Buyer has received certified copies of all legal documents effectuating such transfer acceptable to Buyer, the purported transferee ratifies in writing the terms of this Amendment and the Agreement and executes such receipts and disclosure documents as Buyer and its respective counsel reasonably deem necessary or required as a condition to receiving the Shares, and regulatory approval is obtained for the issuance of Shares to such purported transferee where such regulatory approval is required.

3. WFW Agreement. Upon the execution of this Amendment and the delivery of the Shares to Seller as provided under Section 2.a of this Amendment, Seller shall close the purchase of the WFWKV Claims under the WFW Agreement, including the recording of appropriate deeds and conveyance documents transferring record title to the WFWKV Claims to Seller. The closing under the WFW Agreement and transfer of record title to the WFC Claims to Seller shall be completed by Seller no later than thirty (30) days after the Share Issuance Date. Seller hereby represents that upon the closing of the WFW Agreement, all of Seller's representations and warranties as described in Section 8.1 of the Agreement will be true and correct with respect to the WFWKV Claims.

4. Ratification. The parties ratify the Agreement as amended by this Amendment and represent that the Agreement is in full force and effect.

5. Further Assurances. At the request of any party, the parties hereto shall take such reasonable actions, and execute and deliver any further instruments, agreements, or documents reasonably requested by any party to effect the purposes of the Agreement, this Amendment and the transactions contemplated thereby.

6. Short Form. Contemporaneously herewith Seller and Buyer have executed and delivered a short form of this Amendment in the form of **Exhibit A** attached hereto ("Short Form"). Buyer may record the Short Form as it may elect.

7. Counterparts. A copy of this Amendment may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

8. Signatories. Each undersigned representative of a party to this Amendment certifies that he or she is fully authorized to enter into the terms and conditions of this Amendment and to execute and legally bind such party to this document.

DKT
DCK

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first above written.

DAVID C. AND DEBRA J. KNIGHT LIVING TRUST DATED DECEMBER 20, 1995

David Cooper Knight

By: David Cooper Knight
Its: Trustee

TIMBERLINE RESOURCES CORPORATION

Paul Dircksen

By: Paul Dircksen
Its: President and Chief Executive Officer

PD
DCK

Exhibit A
to
Amendment to Lease and Option Agreement

<u>Short Form</u>
(Separately Attached)

SHORT FORM OF AMENDMENT TO LEASE AND OPTION AGREEMENT FOR PURCHASE AND SALE OF MINING PROPERTIES

This Short Form of Amendment to Lease and Option Agreement for Purchase and Sale of Mining Properties ("Short Form"), is made effective as of the 1st day of October, 2013 ("Effective Date"), by and between **David Cooper Knight, as Trustee of the David C. and Debra J. Knight Living Trust dated December 20, 1995**, with an address of 109 Fir Street, Elko, Nevada 89801-3023 ("Seller"), and **Timberline Resources Corporation**, a Delaware corporation, with an address of 101 E Lakeside Avenue, Coeur d'Alene, Idaho 83814 ("Buyer").

Recitals

A. Buyer and Seller entered into that certain Lease and Option Agreement for Purchase and Sale of Mining Properties, dated August 15, 2013 ("Agreement") relating to unpatented mining claims located in Clark, Eureka, Mineral and Lander Counties, Nevada.

B. By Agreement, dated September 19, 2013 ("WFW Agreement"), WFW Resources, LLC has agreed to convey to Seller all of its right, title and interest in the following described unpatented mining claims located in Kobeh Valley, Eureka County, Nevada (the "WFWKV Claims"):

Claim Name	BLM Nos.	County Doc. No.	Book	Page
WFWKV 1 through 6	956324 through 956329	209858 through 209863	458	327-332
WFWKV 7 through 51	962522 through 962566	210384 through 210428	461	84-128
WFWKV 52 through 53	966547 through 966548	210824 through 210825	465	194-195
WFWKV 54 through 71	968761 through 968778	210959 through 210976	466	159-176
WFWKV 72 through 104	966567 through 966599	210844 through 210876	465	214-246

C. By Amendment dated October 1, 2013, Seller and Buyer have agreed to amend the Agreement to add the WFWKV Claims to Schedule A to the Agreement to be included as part of the Mining Properties thereunder ("Amendment").

D. The parties desire to enter into this Short Form for purposes of placing of record a notice of the Amendment. All capitalized terms used in this Short Form, unless otherwise defined herein, shall have the meanings assigned to them in the Amendment.

Short Form

NOW, THEREFORE, for and in consideration of the covenants of the Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Mining Properties. The Agreement has been amended by the Amendment to include the WFWKV Claims as part of the Mining Properties thereunder, including any and all after-acquired interest of Seller in and to the WFWKV Claims. Any and all references in the Agreement, as amended by the Amendment, to the Mining Properties shall be a reference to both the Mining Properties listed on Schedule A to the Agreement and the WFWKV Claims.

2. WFW Agreement. Upon the execution of the Amendment and as provided in the Amendment, Seller has agreed to close the purchase of the WFWKV Claims under the WFW Agreement, including the recording of appropriate deeds and conveyance documents transferring record title to the WFWKV Claims to Seller.

DCK

3. Ratification. The parties ratify the Agreement as amended by the Amendment and represent that the Agreement is in full force and effect.

4. Additional Terms and Definitions. The Agreement and the Amendment contain terms and conditions that are not set forth in this Short Form but which nevertheless are by reference made a part hereof. If there is a conflict between the terms of this Short Form and the terms of the Agreement as amended by the Amendment, the terms of the Agreement, as amended, shall control in all respects. Seller and Buyer intend that the terms of the Agreement remain separate and distinct from and not merge into the terms of this Short Form.

5. Counterparts. A copy of this Short Form may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

[Remainder of Page Intentional Left Blank]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the Effective Date.

DAVID C. AND DEBRA J. KNIGHT LIVING TRUST DATED DECEMBER 20, 1995

David Cooper Knight

By: David Cooper Knight
Its: Trustee

TIMBERLINE RESOURCES CORPORATION

By: Paul Dircksen
Its: President and Chief Executive Officer

STATE OF Nevada)
)SS
COUNTY OF Elko)

This 1st day of October, 2013, there personally came before me David Cooper Knight, as trustee of the **David C. and Debra J. Knight Living Trust dated December 20, 1995**, who, being by me duly sworn, acknowledged that he signed the foregoing.

NOTARY PUBLIC

My Commission Expires: 10-9-13

JAMILLE SIROTEK
Notary Public-State of Nevada
APPT. NO. 09-11224-6
My App. Expires October 09, 2013

STATE OF Idaho)
)SS
COUNTY OF Kootenai)

This 2 day of October 2013, there personally came before me Paul Dircksen, as President and Chief Executive Officer of **Timberline Resources Corporation**, who, being by me duly sworn, acknowledged that he signed the foregoing.

NOTARY PUBLIC

NOTARY PUBLIC FOR STATE OF IDAHO
RESIDING AT COEUR D'ALENE IDAHO 83814
My Commission Expires: MY COMMISSION EXPIRES ON 11/12/2016

JILL MORRISON
NOTARY PUBLIC
STATE OF IDAHO